OIL, GAS &      COALBED METHANE LEASE


     THIS   AGREEMENT,   made   and   entered   into   this   _______   day   of
_________________,           20____,           by          and           between
_______________________________________________________________________________
_______________________________________________________________________________
party(s) of the first part, hereinafter referred as Lessor(s); and Wilon Resources, Inc. 931 Ashland Terrace, Chattanooga, Tennessee 37415, hereinafter referred to as Lessee.

     WITNESSETH: That the Lessor(s) for and in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, and performance of the covenants herein has leased and let, exclusively unto Lessee, the land hereinafter described for the purpose of exploring, operating and producing oil, gas, coalbed methane and related products, and the right of injecting water and other fluids in to subsurface strata, with rights and easements for laying and setting pipes, electric lines, tanks, power houses, ponds, roadways and fixtures for producing, treating, maintaining and caring for such products and such other rights and privileges as are necessary, or convenient for the economical operation alone or conjointly with neighboring land for oil, gas and coalbed methane products, all that certain tract of land situated in Wayne County, State of West Virginia,

On the North by the lands of:   _______________________________________________

On the East by the lands of:    _______________________________________________

On the South by the lands of:  ________________________________________________

On the West by the lands of:   ________________________________________________

This being the same property conveyed to ______________________________________


     This lease shall remain in force for a term of ________ ( ____) year(s), and as long thereafter as oil, gas and/or coalbed methane are produced from the premises or operations by drilling or injection are continued, or thereafter, to pay the Lessor(s) a delay rental at the rate of Dollars ($ _____ ) per acre per annum payable annually in advance, beginning _______________, _____ , until, but not after, a well yielding royalty to the Lessor(s) is drilled and oil, gas and/or coalbed methane is marketed therefrom. For injection purposes this lease shall continue in full force and effect, only as to well(s) so used and ten (10) acres contiguous thereto.

        Lessee covenants and agrees:

     1. To deliver to the credit of Lessor(s), free of cost, in the pipeline to which Lessee may connect it's well(s), a 1/8th part of all oil produced and saved from leased premises, or at the Lessee's option pay 1/8th of the market price for oil of like grade and gravity prevailing on the day such oil is run.

     2. To pay to Lessor(s) for all marketed gas or coalbed methane an amount equal to 1/8th of the price received at the wellhead or meter station.

     3. If Lessor(s) owns a less interest than the entire undivided fee, royalties and rentals shall be paid Lessor(s) only in proportion the Lessor(s) interest bears to the whole.

     4. In the event of a dispute between Lessor(s) and other claimants as to the right to receive payment of rents and royalties, Lessee may continue it's operations and deposit same in an escrow account to be disbursed upon legal resolution of the controversy.

     5. The Lessee may use, free of cost, gas, oil, coalbed methane and water produced on said land for it's operation thereon, except waters from wells of Lessor(s).

     6. Lessor(s) may use free of cost, gas for one (1) house residential house upon the premises, however, this shall apply only to Lessor(s) or their heirs who live on the leased premises, no other individuals shall have free gas, which shall not exceed two hundred thousand (200,000) cubic feet of free gas per year, which shall be the Lessor(s) sole use for domestic purposes only. Connection shall be made by a qualified person at Lessor's expense, responsibility and risk upon advance written notice. Lessee may observe the connection and disapprove any connection it deems unsafe. Lessor(s) shall save and indemnify Lessee from any claims or liabilities from Lessors connection and use of gas.

     7. When requested by Lessor(s), Lessee shall bury pipe below plow depth upon tillable land.

     8. No well shall be drilled nearer than two hundred (200) feet of the principal buildings upon said premises, except by mutual consent.

     9. Lessee shall pay for actual damages by it to growing crops.

     10. Lessee shall have the right during or after the term hereof to remove all machinery and fixtures placed by it on premises, including the right to draw and remove casing.

     11. If Lessee shall commence to drill a well within the term of this lease or any extensions, it may drill such well to completion with reasonable dispatch, and, if oil, gas and/or coalbed methane be found in paying quantities, this lease shall continue in force as if such well had been completed within the initial term.

     12. If the estate of either party is assigned (assigning in whole or part is expressly allowed) the covenants hereof shall extend to successors or assigns, but no change in ownership or assignment shall be binding on Lessee until after Lessee has been furnished with a written transfer or assignment If this lease shall be assigned, as to a part of the lands and the assignee of such part shall default in payment of a proportionate part of rents due, such default shall not operate to defeat or affect this lease in so far as it covers a part or parts of said lands upon which the Lessee shall make due payments of rentals.

     13. It the lease premises are now, or shall be hereinafter be owned in several or in separate tracts, the premises nevertheless shall be developed and operated as one lease, and all royalties accruing hereunder shall be treated as an entirety and shall be divided among, and paid to, such separate owners in the proportion that the acreage owned by such separate owner bears to the entire lease acreage.

     14. If at any time there be as many as four (4) parties entitled to rental or royalties, Lessee may withhold payment thereof until all parties designate in writing, in a recordable instrument, to be filed with Lessee, a common agent to receive all payments due hereunder, and to execute division and transfer orders on behalf of said parties and their respective successors in title.

     15. Lessee may pool or combine the acreage covered by this lease or any portion thereof with other land in the immediate vicinity when in Lessee's judgment, it is necessary or advisable to do so in order to properly develop and operate said premises in compliance with spacing rules of any lawful authority or to promote the conservation of oil, gas or coalbed methane produced from said premises. If production is found on the pooled acreage, it shall be treated as if production is had from this l ease, whether the well or wells be located on the premises covered by this lease or not. In lieu of the royalties elsewhere herein specified, Lessor(s) shall receive on production from a unit so pooled only such portion of the royalty stipulated herein as the amount of his acreage placed in the unit or his royalty interest herein bears to the total acreage so pooled in the particular unit involved.

     16. Lessor(s) hereby warrant generally the title to the lease premises. Lessee shall have the right to redeem from Lessor(s), by payment, any mortgage, taxes or liens on said lands, if Lessor(s) defaults and be subrogated to the rights of the holder thereof. Any such payments made be Lessee shall be deducted from money due the Lessor(s) under this lease.

     17. This lease shall not expire at the end of either the primary or secondary terms hereof if there is a well capable of producing oil, gas and/or coalbed methane in paying quantities located upon some part of the lands embraced herein where such well is shut-in due to the inability of the Lessee to obtain a pipeline connection or to market the oil and/or gas therefrom; and, if the annual rental as provided herein, is paid the payment of the said annual rental shall be considered for all purposes the same as if oil, gas and/or coalbed methane were being produced in paying quantities and upon the commencement of marketing oil, gas and/or coalbed methane from any well or wells the royalty paid for the lease year in which the oil, gas and/or coalbed methane is first marketed shall be credited upon the royalty payable hereunder to the Lessor(s) for such year.

     18. All covenants of this lease shall be subject to all Federal and State laws and to all executive orders, rule or regulations of Federal and State authorities and this lease shall not be terminated, in whole or part, nor Lessee held liable for any failure to perform thereunder if such failure is due to or is the result of any such law, order, rule or regulation.

     19. Other provisions:

     IN WITNESS WHEREOF, the parties hereto have signed their names this ______ day of _________________20___
                                         ______________________________________

                                         ______________________________________

                                         ______________________________________


STATE OF WEST VIRGINIA

COUNTY OF ____________________

     I, __________________, a Notary Public, in and for said State and County, do certify that _________________________whose name(s) are signed to the within writing bearing date the _______ day of _________________, 19____ has (have) this day acknowledged the same before me in my said county.

 Given under my hand this ________ day of __________________, 20_____.


                                            _________________________________
                                             Notary Public
     My commission expires __________________________.

STATE OF WEST VIRGINIA

COUNTY OF _____________________

     I, ___________________, a Notary Public in and for said State and County, do certify that ________________________________,whose name(s) are signed to the within writing bearing date the ______ day of ________________, 20______ has
(have) this day acknowledged the same before my said county.

 Given under my hand this __________ day _________________________, 20____.

                                        _____________________________________
                                         Notary Public
        My commission expires _______________________________.

THIS INSTRUMENT PREPARED BY
Wilon Resources, Inc., 931 Ashland Terrace, Chattanooga, Tennessee 37415

By _______________________________